BANNER CORPORATION

Building Value at Banner

KBW

A Stifel Company

KEEFE, BRUYETTE & WOODS
SIXTEENTH ANNUAL COMMUNITY BANK
INVESTOR CONFERENCE 2015

NEW YORK CITY • JULY 28 & 29, 2015

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 20, 2015 as well as the Form 10-K for the year ended December 31, 2014 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

A Good Place to Be ... Since 1890


Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$5.2 B
Deposits	4.3 B
Loans	4.2 B
Offices	104
Employees	1,200

Building Value at Banner

A Place to Grow



Puget Sound
Eastern Washington
Columbia Basin
Western Oregon
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.8 B	$ 1.3 B	14%
E. Washington	18	$ 0.5 B	$ 0.6 B	8%
Puget Sound	30	$ 1.7 B	$ 1.4 B	1%
W. Oregon	24	$ 1.0 B	$ 0.8 B	2%
Boise	6	$ 0.2 B	$ 0.2 B	2%

44 new branches since 2005

BANNER CORPORATION

Growing with SIUSLAW FINANCIAL GROUP


Banner
Siuslaw
Portland
Eugene
Coos Bay

- Adds over $300 million in low cost deposits
  - Provides entry into attractive Willamette Valley I-5 corridor with ten branches and meaningful market share in Lane County
  - Complements existing Portland operations and six branches recently acquired in Western Oregon
- Fits well culturally
  - Experienced bankers with long-standing client relationships
  - Profitable bank with conservative balance sheet, strong capital ratios and strong loss reserves
- Builds value for shareholders
  - Adds scale to Banner franchise
  - Provides immediate EPS accretion along with additional revenue opportunities
- Expected close: Mid 1st quarter 2015

Closed 3/6/2015

Transforming with AmericanWest Bank


Vancouver
Portland
Salem
OREGON
IDAHO
Helena
NEVADA
UTAH
San Francisco
San Jose
CALIFORNIA
Las Vegas
Los Angeles
ARIZONA
Phoenix
Mexicali
Banner
AmericanWest

- Adds over $3.6 billion in low cost deposits
  - Raises deposit market share among regional banks to 3rd in Washington and 4th in Oregon
  - Extends footprint into California and Utah
- Combines experienced integrators
  - Management teams have successfully executed 11 mergers during past 8 years
- Reinforces moderate risk profile
  - Banks share disciplined credit cultures and strong capital positions
- Builds value for shareholders
  - Transforms scale of Banner franchise
  - Provides immediate EPS accretion
  - Expands Banner's successful Super Community Bank value proposition
- Expected close: Late 3rd quarter 2015

Building on Strengths

Growing sustainable revenue:
• Geographic advantage
• Improved reputation
• Expanding revenue channels
• Gaining market share

BANNER CORPORATION

Economically Ideal Geography

Powerful and diverse economic drivers	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Forest products	Weyerhaeuser
Fisheries	TRIMARINE, Trident SEAFOODS
Agriculture	WASHINGTON Traditional, specialty crops, orchards, wineries, …

Economically Ideal Geography



United States
Washington
Oregon
Idaho
Region
2004 to 2014
2014 to 2030
Rank: 13th
7th
19th
8th
5th
9th
0%
5%
10%
15%
20%
25%

Strong population growth forecast	
2014 Estimate (Thousands)	
United States	318,857
Washington	7,062
Oregon	3,970
Idaho	1,634
Region	12,666

Sources:
- U.S. Census Bureau
- WA Office of Financial Management
- OR Office of Economic Analysis
- ID Department of Commerce

Building on Improved Reputation

Included in *Forbes* 2014: "America's 50 Most Trustworthy Financial Companies"
Received highest rating: Bankrate.com SAFE & SOUND® Star Ratings
Named SBA "Regional Lender of the Year" for Seattle/Spokane District following two years as "Community Lender of the Year"
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Expanding Revenue Channels

- ***Value proposition of "Super Community Bank" model:***
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Expanding Revenue Channels



Millions
80
70
60
50
40
30
20
10
0
Net Interest Income
Other Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow core revenue		
Date	Amount	YOY Δ
Quarter Ending		
06/30/15	$ 67M	22.4%
12/31/09	$ 45M	5.8%
Twelve Months Ending		
06/30/15	$ 244M	16.4%
12/31/09	$ 177M	-0.6%

Expanding Revenue Channels



Millions
16
14
12
10
8
6
4
2
0
Deposit Fees
Mortgage Bnkg
Other Fees
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
06/30/15	$ 9.6M	30.2%
12/31/09	$ 5.3M	1.6%
Twelve Months Ending		
06/30/15	$ 34.3M	24.3%
12/31/09	$ 21.4M	-0.7%

Gaining Market Share



Non-Int Bearing
Interest Bearing
Thousands
250
225
200
175
150
125
100
75
50
25
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Grow transaction deposit accounts		
Quarter Ending	**Number**	**YOY Δ**
Non-Interest Bearing Accounts		
06/30/15	157,555	7.6%*
12/31/09	71,178	8.0%
Interest Bearing Accounts		
06/30/15	82,233	4.3%*
12/31/09	50,955	1.1%

Excludes CD's

** Year-over-year growth rates exclude accounts acquired from Siuslaw Bank, while number of accounts include them.*

Maintaining Earnings Momentum

Enhancing Shareholder Value:
• Protecting net interest margins
• Improving operating efficiency
• Maintaining moderate credit risk
• Retaining risk-appropriate capital

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Asset Yields
Funding Costs
NIM
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
06/30/15	$ 51 M	4.19%
12/31/09	$ 38 M	3.49%
Twelve Months Ending		
06/30/15	$ 192 M	4.11%
12/31/09	$ 145 M	3.33%

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yields
Deposit Costs
Loan-Deposit Spread
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Reduce deposit costs		
Date	**Amount**	**Percent**
Quarter Ending		
06/30/15	$ 1.8 M	0.16%
12/31/09	$ 17.7 M	1.83%
Twelve Months Ending		
06/30/15	$ 7.2 M	0.18%
12/31/09	$ 83.2 M	2.21%

Protecting Net Interest Margins



Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Improve funding mix with lower cost core deposits		
Quarter Ending	Balance	Percent
06/30/15	$ 3,531 M	82%
12/31/09	$ 1,924 M	50%

Protecting Net Interest Margins



L/D Ratio
Loans
Deposits
115%
110%
105%
100%
95%
90%
85%
80%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain loan-to-deposit ratio of 90–95%

Quarter Ending	Percent
06/30/15	99%
12/31/09	98%
Peak	108%

Protecting Net Interest Margins



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid net interest margin		
Quarter Ending	Banner	Peer 75th Pctl
06/30/15	4.19%	
03/31/15	4.09%	3.83%
12/31/09	3.53%	3.99%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)
National Information Center
Federal Reserve System
Division of Banking Supervision and Regulation

Improving Operating Efficiency



Millions
Other
Personnel
Efficiency Ratio
40
30
20
10
0
95%
85%
75%
65%
55%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Control core operating expense		
Date	Amount	YOY Δ
Quarter Ending		
06/30/15	$ 44 M	20.7%
12/31/09	$ 31 M	-10.0%
Twelve Months Ending		
06/30/15	$ 161 M	14.2%
12/31/09	$ 132 M	-2.6%

Maintaining Moderate Credit Risk


Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Reduce nonperforming loans and OREO		
Quarter Ending	Balance	Percent
Nonperforming Loans		
06/30/15	$ 23 M	0.5%
12/31/09	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
06/30/15	$ 6 M	0.1%
12/31/09	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Maintaining Moderate Credit Risk

Improved Earning Asset Mix



06/30/2015
Coml & Ag 21%
Securities 13%
Consumer 8%
Res Mortgage 11%
7%
Res Const/Dev
CRE Investor 27%
CRE Owner 13%
12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%

Maintaining Moderate Credit Risk



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
ALLL to Loans
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain appropriate loan loss reserves		
Quarter Ending	**Banner**	**Peer 75th Pctl**
ALLL to Loans		
06/30/15	1.82%	
03/31/15	1.83%	1.51%
12/31/09	2.51%	2.66%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Retaining Risk-Appropriate Capital



Tier 1 Leverage Ratio
TCE/Tangible Assets
Total Capital
20%
15%
10%
5%
0%
800
600
400
200
0
Millions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Maintain solid capital position		
Quarter Ending	Tier 1 Leverage	TCE/ TA
06/30/15	13.89%	12.26%
12/31/09	9.62%	5.87%
Low	8.80%	5.82%

Retaining Risk-Appropriate Capital



20%
15%
10%
5%
0%
Tier 1 Leverage Ratio
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
06/30/15	13.89%	
03/31/15	14.50%	11.73%
12/31/09	9.62%	10.17%

Retired Perpetual Preferred Stock during 2nd half of 2012

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Enhancing Shareholder Value



50
40
30
20
10
0
TBV/ Share
Stock Price
Pre Capital Raise (2010 Q2)
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Attain premium to tangible book value		
Quarter Ending	**Stock Price***	**TBV**
Per Share		
06/30/15	$ 47.87	$ 30.22
06/30/10	$ 15.07	$ 29.03
Stock Price/ TBV		
06/30/15	158%	
06/30/10	52%	

* *Average closing price for the month following quarter-end.*
(Through July 22nd)

Enhancing Shareholder Value


5.00
4.00
3.00
2.00
1.00
0.00
50
40
30
20
10
0
TTM EPS
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14

Attain solid multiple on earnings		
Quarter Ending	Stock Price*	TTM Earnings
Per Share		
06/30/15	$ 47.87	$ 2.61
06/30/10	$ 15.07	$ -8.06
Stock Price/ TTM Earnings		
06/30/15	18.3×	
06/30/10	*n/m*	

* *Average closing price for the month following quarter-end.*
(Through July 22nd)

Increasing Return to Shareholders

- Banner has a scalable franchise with a long history in robust, desirable markets.
- Banner is one of the largest remaining banking franchises based in Washington.
- Banner has the management depth, organizational model and operational skill to sustain earnings momentum.
- Banner's "Super Community Bank" model provides a differentiated value proposition.